The Pillar Funds
                                   Rule 18f-3
                               Multiple Class Plan
                                October 25, 1995
                                  Introduction



     The Pillar Funds (the "Trust"), a registered investment company that currently consists of fifteen (15) separately managed portfolios (the U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, GNMA Fund, Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund, International Growth Fund, and U.S. Treasury Securities Plus Money Market Fund) and that may consist of additional portfolios in the future as listed on Schedule A hereto (each a "Fund" and, collectively, the "Funds"), have elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act") in offering multiple classes of units of beneficial interest ("shares") in each Fund. The Plan sets forth the differences among classes, including shareholder services, distribution arrangements, expense allocations, and conversion or exchange options.

A. Attributes of Share Classes

     The rights of each existing class of the Funds (i.e., Institutional and Retail Classes) shall be as set forth in the resolutions and related materials of the Trust's Board adopted pursuant to the order dated September 9, 1993, obtained by SEI Liquid Asset Trust, et al. (Inv. Co. Act Release No. IC-19698), and attached hereto as Exhibits A-C.

     With respect to any class of shares of a Fund created after the date hereof, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will separately bear any distribution expenses ("distribution fees") in connection with a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"), and will separately bear any non-Rule 12b-1 Plan service payments ("service fees") that are made under any servicing agreement entered into with respect to that class; (iii) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (iv) shareholders of the class will have exclusive voting rights regarding the Rule 12b-1 Plan and the servicing agreements relating to such class, and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B. Expense Allocations

     Expenses of each existing class and of each class created after the date hereof shall be allocated as follows: (i) distribution and shareholder servicing payments associated with any Rule 12b-1 Plan or servicing agreement relating to each class of shares are (or will be) borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class are (or will be) borne exclusively by that class; and (iii) class Expenses relating to a particular class are (or will be) borne exclusively by that class.

     Until and unless changed by the Board, the methodology and procedures for calculating the net asset value of the various classes of shares and the proper allocation of income and expenses among the various classes of shares shall be as set forth in the "Report" rendered by Arthur Andersen LLP.

C. Amendment of Plan; Periodic Review


     This Plan must be amended to properly describe (through additional exhibits hereto or otherwise) each new class of shares approved by the Board after the date hereof.

     The Board of the Trust, including a majority of the independent Trustees, must periodically review this Plan for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class of any Fund covered by the Plan.

                                DISTRIBUTION PLAN
                                The Pillar Funds

     WHEREAS, The Pillar Funds (the "Trust") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Trust and the owners of units of beneficial interest ("Shareholders") in the Trust;

     NOW, THEREFORE, the Trustees of the Trust hereby adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

     Section 1. The Trust has adopted this Distribution Plan ("Plan") to enable the Trust to directly or indirectly bear expenses relating to the distribution of shares of certain portfolios (the "Portfolios") of the Trust (See Exhibit A attached hereto).


     Section 2. The Trust will pay the Distributor a fee, accrued daily and paid monthly, of up to .30% of the Portfolios' average daily net assets (for actual fee levels per Portfolio, see Exhibit A). The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance with respect to shares of certain Portfolios of the Trust or for its services in connection with the rendering of shareholder services to the holders of shares of certain Portfolios of the Trust; or b) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services to certain Portfolios of the Trust.



     Section 3. This Plan shall not take effect until it has been approved
(a) by a vote of at least a majority of the outstanding voting securities of the Trust; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a Board of

Trustees meeting called for the purpose of voting on this Plan or such agreement.

     Section 4. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

     Section 5. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Section 6. This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the Trust's outstanding voting securities.

     Section 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of Shareholders holding a majority of the Trust's outstanding voting securities, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

     Section 8. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Trust, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

     Section 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

     Section 10. While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust within the meaning of
Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     Section 11. This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

                                     Exhibit A

U.S. Treasury Securities Plus Money Market Portfolio...........    .03%

                               DISTRIBUTION PLAN
                                    Class B
                                The Pillar Funds

     WHEREAS, The Pillar Funds (the "Trust") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Trust and the owners of units of beneficial interest ("Shareholders") in the Trust;

     NOW, THEREFORE, the Trustees of the Trust hereby adopt this Distribution Plan pursuant to Rule 12b -1 under the 1940 Act.

     Section 1. The Trust has adopted this Class B Distribution Plan ("Plan") to enable the Trust to directly or indirectly bear expenses relating to the distribution of Class B shares of the portfolios (the "Portfolios") of the Trust.


     Section 2. The Trust will pay the Distributor a fee, accrued daily and paid monthly, of up to .25% of the Class B Portfolios' average daily net assets. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance with respect to the Class B shares of the Portfolios of the Trust or for its services in connection with the rendering of shareholder services to the holders of Class B shares of the Portfolios of the Trust; or b) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services to Class B shares of the Portfolio of the Trust.


     Section 3. This Plan shall not take effect until it has been approved
(a) by a vote of at least a majority of the outstanding voting securities of the Trust; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a Board of

Trustees meeting called for the purpose of voting on this Plan or such agreement.

     Section 4. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

     Section 5. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.


     Section 6. This Plan may be terminated at any time by the vote of majority of the Qualified Trustees or by vote of a majority of the Trust's outstanding voting securities.


     Section 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of Shareholders holding a majority of the Trust's outstanding voting securities, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.


     Section 8. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Trust, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.


     Section 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

     Section 10. While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust within the meaning of
Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.


     Section 11. This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

                                                  Filed Pursuant to Rule 497(c)
                                                 (File Nos. 33-44712 & 811-6509)

The Pillar Funds

                  Investment Advisor:
                  United Jersey Bank Investment Management Division, a division of United Jersey Bank


The Pillar Funds (the "Trust") consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following funds (collectively, the "Funds"; individually, a "Fund"):


     o    U.S. Treasury Securities Money Market Fund
     o    Prime Obligation Money Market Fund
     o    Tax-Exempt Money Market Fund

                                     Class A

The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity (but only if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity) (persons who own Class A shares of a Fund are referred to herein as "Shareholders").

CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

An investment in a Fund is subject to investment risks, including possible loss of the principal amount invested.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995
CLASS A

The Pillar Funds


                           EXPENSE SUMMARY

  ANNUAL OPERATING EXPENSES
  (As a percentage of average net assets)
                                                                         CLASS A


                                                 U.S. Treasury      Prime
                                                  Securities      Obligation     Tax-Exempt
                                                 Money Market    Money Market    Money Market
                                                     Fund            Fund            Fund
----------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1).............    .35%            .35%          .32%
Other Expenses...................................    .27%            .27%          .33%
----------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)..    .62%            .62%          .65%
==============================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class A of each Fund to not more than .65% of average daily net assets. The Advisor reserves right to terminate its fee waiver at any time in its sole discretion.
(2) Absent a fee waiver for the Tax-Exempt Money Market Fund, the Advisory Fee would be .35% and Total Operating Expenses would be .68% of such Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example

                                                    1 yr.  3 yrs. 5 yrs. 10 yrs.
--------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
     U.S. Treasury Securities Money Market Fund...   $6     $20     $35    $77
     Prime Obligation Money Market Fund ..........   $6     $20     $35    $77
     Tax-Exempt Money Market Fund.................   $7     $21     $36    $81
================================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A Shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except that Class B shares bear certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds (each of these, a "Fund"). Each Fund is a diversified mutual fund. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, Including possible loss of the principal amount invested.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax. There is no assurance that the investment objective of any Fund will be met.

Each Fund intends to comply with regulations of the Securities and]
Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."

The U.S. Treasury Securities Money Market Fund

The U.S Treasury Securities Money Market Fund (the "Treasury Fund"' will invest exclusively in bills, notes and coeds issued by the U S Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ("U.S. Treasury Obligations"). The Fund may also engage in securities lending. For a description of U.S. Treasury Obligations, see "Description of Permitted Investments"

The Prime Obligation Money Market Fund

The Prime Obligation Money Market Fund (the "Prime Fund") will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S issuers that satisfy the Fund's quality criteria;
(ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks. U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owners of shares for the account of their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and the Custodian receives federal funds before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.

The purchase price is the net asset value per share next computed after the order is effective. The net asset value per share of each Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchase a shares are first entitled to dividends the day the purchase order is effective.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

For redemption orders received before 12:00 noon, Eastern time, payment will be made the same day by transfer of Federal funds. Otherwise, payment will be made on the next Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Distributor of the redemption order. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

The purchase price and the redemption price is expected to remain constant at $1.00 per share.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which??????????????????

The Pillar Funds

                                                 Filed Pursuant to Rule 497(c)
                                                (File Nos. 33 44712 & 811-6509)

                   Investment Advisor:
                   United Jersey Bank Investment Management Division, a division of United Jersey Bank



The Pillar Funds (the "Trust") consist of mutual fund portfolios company seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following funds (collectively, "Funds"; individually, a "Fund").


     o U.S. Treasury Securities Money Market Fund
     o Prime Obligation Money Market Fund
     o Tax-Exempt Money Market Fund

                                     Class B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a Fund are referred to herein as "Shareholders").

CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

An Investment in a Fund is subject to investment risks, including possible loss of the principal amount invested.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995
CLASS B

                                 EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES
(As a Percentage of average net assets)
                                                                         CLASS B

                                          U.S. Treasury    Prime
                                            Securities   Obligation  Tax-Exempt
                                              Money        Money       Money
                                              Market       Market      Market
                                               Fund         Fund        Fund
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)......     .35%         .35%        .32%
12b-1 Fees................................     .25%         .25%        .25%
Other Expenses............................     .27%         .27%        .33%
--------------------------------------------------------------------------------
Total Operating Expenses
   (after fee waivers)(2).................     .87%         .87%        .90%
================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class B of each Fund to not more than .90% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent the fee waiver for the Tax-Exempt Money Market Fund the Advisory Fee would be .35% and Total Operating Expenses would be .93% of such Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


  Example

--------------------------------------------------------------------------------
                                                  1 yr.   3 yrs.  5 yrs. 10 yrs.
--------------------------------------------------------------------------------

An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

    U.S. Treasury Securities Money Market Fund...  $9      $28     $48    $107
    Prime Obligations Money Market Fund..........  $9      $28     $48    $107
    Tax-Exempt Money Market Fund ................  $9      $29     $50    $111
================================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class B Shares. The Trust also offers Class A Shares of each Fund which are subject to the same expenses except that there are no distribution fees. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. In addition, a wire redemption charge of $10.00 is imposed for each redemption by wire. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD"). The Trust intends to operate the Class B distribution plan in accordance with its terms and with the NASD Rules concerning sales charges.

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds (each of these, a "Fund"). Each Fund is a diversified mutual fund. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, Including possible loss of the principal amount invested.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax. There is no assurance that the investment objective of any Fund will be met.

Each Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."

The U.S. Treasury Securities Money Market Fund

The U.S. Treasury Securities Money Market Fund (the "Treasury Fund") will invest exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ("U.S. Treasury Obligations"). The Fund may also engage in securities lending. For a description of U.S Treasury Obligations, see "Description of Permitted Investments."

The Prime Obligation Fund

The Prime Obligation Money Market Fund (the "Prime Fund") will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria:
(ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation (the Fund may not ???????

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor of the Trust.

The Class B shares of each Fund are subject to a distribution plan dated February 28, 1992. ("Class B Plan") As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class B shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey
Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, it affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodian or other representative capacity. and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

PURCHASE OF SHARES

Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company. Shares may also be purchased directly through the Distributor by mail, by telephone. or by wire.

Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the distributor's discretion. All subsequent purchases must be at least $50.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order, and the Custodian receives Federal funds, before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day.

Purchases Through Intermediaries

Customers should contact their Intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may required banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

The Pillar Funds

                     Investment Advisor:
                     United Jersey Bank Investment Management Division, a Division of United Jersey Bank


The Pillar Funds (the "Trust") consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following fixed income funds (collectively. the "Funds": individually, a "Fund":


     o Short-Term Investment Fund
     o Fixed Income Fund
     o New Jersey Municipal Securities Fund
     o Pennsylvania Municipal Securities Fund
     o Intermediate-Term Government Securities Fund
     o GNMA Fund
                                     Class A

The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity (but only if such individual or institution is able to provide complete shareholder record keeping services with respect to shares purchased and held in such capacity) (persons who own Class A Shares of a Fund are referred to herein as "Shareholders").

CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995
CLASS  A

                            EXPENSE SUMMARY


ANNUAL OPERATING EXPENSES
(As a Percentage of average net assets)

                                                                         CLASS A

--------------------------------------------------------------------------------------------------
                                                New Jersey  Pennsylvania  Intermediate-Term
                            Short-Term   Fixed   Municipal   Municipal      Government
                            Investment   Income  Securities  Securities      Securities      GNMA
                               Fund       Fund      Fund        Fund           Fund          Fund
---------------------------------------------------------------------------------------------------

Advisory Fees (after fee
  waivers)(1)...............   .46%        .50%      .15%       .00%          .45%            .43%
Other Expenses .............   .34%        .30%      .32%       .80%          .35%            .37%
---------------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(2).....   .80%        .80%      .47%       .80%          .80%            .80%
===================================================================================================

(1) The Advisor and Administrator have agreed to voluntarily waive a portion of their fees in an amount that operates to limit total operating expenses of Class A of each Fund to not more than .80% of average daily net assets. The Advisor and the Administrator each reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent fee waivers, Advisory Fees would be .60%, Administration Fees for each Fund would be .20% and Total Operating Expenses would be as follows:
     Short-Term Investment Fund .94%, Fixed Income Fund .90%, New Jersey Municipal Securities Fund .97%, Pennsylvania Municipal Securities Fund 1.60%, Intermediate-Term Government Securities Fund .95% and GNMA Fund .97%. Additional Information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example
-------------------------------------------------------------------------------
                                             1 yr.  .3 yrs.  .5 yrs.  .10 yrs.
-------------------------------------------------------------------------------
An investor would pay the following expenses
  on a $1,000 investment in a Fund assuming
  (1) 5% annual return and (2) redemption at
  the end of each time period:
    New Jersey Municipal Securities Fund....  $5      $15      $26      $59
    Other Funds.............................  $8      $26      $44      $99
================================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except for a sales load and certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in one of fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities and GNMA Funds (each of these, a "Fund"). Each of the Funds is a diversified mutual fund except for the New Jersey and Pennsylvania Municipal Securities Funds, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (Including United Jersey Bank or Its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, including possible loss of the principal amount invested. See "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors; Additional Risk Factors For New Jersey Municipal Securities; Additional Risk Factors For Pennsylvania Municipal Securities."

INVESTMENT OBJECTIVES AND POLICIES

The Short-Term Investment Fund

The investment objective of this Fund is to provide a high level of total return, primarily through income, consistent with preservation of capital. There is no assurance that the investment objective will be met. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system ("U.S Treasury obligations") (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") or determined by the Adviser to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Adviser to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments: (vii) custodial receipts evidencing separately traced interest and principal component parts of U.S. Treasury obligations; and (viii) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories or determined by the Adviser to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds

Market Fund. Mrs. Tendall joined United Jersey Bank in 1982 and is currently responsible for managing both equity and fixed income portfolios.

The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of each Fund. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class A of each Fund to .80%. For the fiscal year ended December 31, 1994, each Fund paid the Adviser the following advisory fee (shown as a percentage of its average daily net assets): Short-Term Investment Fund, .46%: Fixed Income Fund, .50%; New Jersey Municipal Securities Fund, .15%; Pennsylvania Municipal Securities Fund, .00%; Intermediate-Term Government Securities Fund, .45%; and GNMA Fund, .43%. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it will provide all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended. The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.

The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. The Administrator has agreed to waive all or a portion of its fees in order to limit the total operating expenses of Class A of the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund to .80%. The Administrator reserves the right to terminate its fee waiver at any time in its sole discretion.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend dispursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. In addition, a maximum sales charge of 4% is imposed on the sale of Class B shares of the Fixed Income and Intermediate-Term Government Securities Funds, 3% on the sale of Class B shares of the GNMA Fund, and 1% on Class B shares of the Short-Term Investment, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds. Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals or institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals or institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of each Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time, provided the Custodian receives Federal funds before 12:00 noon, Eastern time, on the next Business Day. However, an order may be cancelled if the Custodian does not receive Federal Funds before 12:00 noon, Eastern time, on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day. The purchase price of shares of each Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of each Fund is determined by dividing the total market value of the Fund's investments and other assets less any liabilities, by the total outstanding shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined as of 4:00 p.m. Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

Shareholders who desire to redeem shares of the Fund must place their redemption orders prior to 4:00 p.m. Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE

From time to time. the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated

                                                 Filed Pursuant to Rule 497(c)
                                                (File Nos. 33-44712 & 811-6509)
The Pillar Funds

              Investment Advisor:
              United Jersey Bank Investment Management Division, a division of United Jersey Bank


The Pillar Funds (the "Trust") consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following fixed income funds (collectively. the "Funds": individually, a "Fund"):

     o  Short-Term Investment Fund
     o  Fixed Income Fund
     o  New Jersey Municipal Securities Fund
     o  Pennsylvania Municipal Securities Fund
     o  Intermediate-Term Government Securities Fund
     o  GNMA Fund

                                     Class B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a fund are referred to herein as "Shareholders").

CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

Sales charges are imposed by all Funds at the time of purchase.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995
CLASS B

                             EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
(As a percentage of offering price)

                                                                         CLASS B

-----------------------------------------------------------------------------------------------------------
                                                         New Jersey  Pennsylvania Intermediate-Term
                                  Short-Term     Fixed    Municipal    Municipal      Government
                                  Investment     Income   Securities   Securities     Securities     GNMA
                                     Fund         Fund       Fund         Fund           Fund        Fund
-----------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on
  purchases.......................  1.00%         4.00%      1.00%        1.00%          4.00%        3?%
===========================================================================================================
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                         New Jersey  Pennsylvania Intermediate-Term
                                  Short-Term     Fixed    Municipal    Municipal      Government
                                  Investment     Income   Securities   Securities     Securities     GNMA
                                     Fund         Fund       Fund         Fund           Fund        Fund
-----------------------------------------------------------------------------------------------------------
Advisory Fees (after fee
  waivers)(1) ...............        .46%         .50%       .15%         .00%           .45%        .43%
12b-1 Fees...................        .25%         .25%       .25%         .25%           .25%        .25%
Other Expenses...............        .34%         .30%       .32%         .80%           .35%        .37%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee
  waivers)(2)................      .1.05%        1.05%       .72%        1.05%          1.05%       1.05%
===========================================================================================================

(1) The Advisor and Administrator have agreed to voluntarily waive a portion of their fees in an amount that operates to limit total operating expenses of Class B of each Fund to not more than 1.05% of average daily net assets. The Advisor and the Administrator each reserves the right to terminate its fee waiver at any time in their sole discretion.

(2) Absent fee waivers, Advisory Fees would be .60%, Administration Fees for each Fund would be .20% and Total Operating Expenses would be as follows:
     Short-Term Investment Fund 1.19%, Fixed Income Fund 1.15%, New Jersey Municipal Securities Fund 1.22%, Pennsylvania Municipal Securities Fund 1.85%, Intermediate-Term Government Securities Fund 1.20% and GNMA Fund 1.22%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares'') in one of fourteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities and GNMA Funds (each of these, a "Fund"). Each of the Funds is a diversified mutual fund except for the New Jersey and Pennsylvania Municipal Securities Funds, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, including possible loss of the principal amount invested. See "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors; Additional Risk Factors For New Jersey Municipal Securities; Additional Risk Factors For Pennsylvania Municipal Securities."
A sales charge is imposed by all Funds at the time of purchase. See "PURCHASE OF SHARES--Other Information Regarding Purchases."

INVESTMENT OBJECTIVES AND POLICIES

The Short-Term Investment Fund

The investment objective of this Fund is to provide a high level of total return, primarily through income consistent with preservation of capital. There is no assurance that the investment objective will be met. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component pans of such obligations that are transferable through the Federal book entry system ("U.S. Treasury obligations") (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognize statistical rating organization ("NRSRO") or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury obligations; and (viii) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be

Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992.
Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined United Jersey Bank in 1981.

Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April, 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined United Jersey Bank in 1982 and is currently responsible for managing both equity and fixed income portfolios.

The Advisor is entitled to a fee. which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of each Fund. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class B of each Fund to 1.05%. For the fiscal year ended December 31, 1994, each Fund paid the Adviser the following advisory fee (shown as a percentage of its average daily net assets): Short-Term Investment Fund, .46%; Fixed Income Fund, .50%, New Jersey Municipal Securities Fund, .15%; Pennsylvania Municipal Securities Fund, .00%; Intermediate-Term Government Securities Fund, .45%; and GNMA Fund, .43%. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it will provide all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended. The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the "Custodian") a Custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.

The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challanged successfully in court or reversed by legislation the Trust might have to make other investment advisory arrangements.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. The Administrator has agreed to waive all or a portion of its fees in order to limit the total operating expenses of Class B of the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund to .80%. The Administrator reserves the right to terminate its fee waiver at any time in its sole discretion.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend dispursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.

The Class B shares of each Fund have a distribution plan dated February 28, 1992 or, for the Pennsylvania Municipal Securities and GNMA Fund, April 30, 1993 ("Class B Plan"). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class B shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey
Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals or institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals or institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

PURCHASE OF SHARES

Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company. Shares may also be purchased directly through the Distributor by mail, by telephone, or by wire.

Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $50.

A purchase order will be effective as of the Business Day received by the Distributor it the Distributor receives the order and payment before 4:00 p.m., Eastern time, on such Business Day.

Purchases Through Intermediaries

Customers should contact their intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

Direct Purchases

By Mail

Investors may purchase shares of any Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Pillar Funds (Fund Name)," to the Distributor. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Distributor.

The Pillar Funds

                 Investment Advisor:
                 United Jersey Bank Investment Management Division, a division of United Jersey Bank

The Pillar Funds (the "Trust") consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following equity and balanced funds (collectively, the "Funds"; individually a "Fund"):


    o  Equity Value Fund
    o  Equity Income Fund
    o  Mid Cap Value Fund
    o  Balanced Growth Fund
    o  International Growth Fund

                                     Class A

The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity (but only if such individual or institution is able to provide complete shareholder record keeping services with respect to shares purchased and held in such capacity) (persons who own Class A shares of a Fund are referred to herein as "Shareholders").


CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29,1995, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995
CLASS A

                                 EXPENSE SUMMARY

   ANNUAL OPERATING EXPENSES
   (As a percentage of average net assets)

                                                                        CLASS  A

-------------------------------------------------------------------------------------------------
                                           Equity     Equity    Mid Cap   Balanced  International
                                            Value     Income     Value     Growth      Growth
                                            Fund       Fund       Fund      Fund        Fund
-------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)...     .49%        .47%       .47%      .46%       .90%
Other Expenses(2) .....................     .31%        .33%       .33%      .34%       .60%
-------------------------------------------------------------------------------------------------
Total Operating Expenses
  (after fee waivers)(3)...............     .80%        .80%       .80%       .80%     1.50%
=================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating. expenses of Class A of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to not more than .80% of average daily net assets; and the Adviser and Sub-Adviser have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operating expenses of Class A of the International Growth Fund to not more than 1.50% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Other Expenses for the International Growth Fund are based on estimated amounts for the current fiscal year.

(3) Absent fee waivers for the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds, Advisory Fees would be .75% for the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.06%, 1.08%, 1.08%, 1.09% and 1.60%, respectively, of such Funds' average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example
------------------------------------------------------------------------------
                                              1 yr.  3 yrs.  5 yrs.    10 yrs.
------------------------------------------------------------------------------
An investor in a Fund would pay the
  following expenses on a $1,000 investment assuming (1) 5% annual return and
  (2) redemption at the end of each time
  period:

  Equity Value, Equity Income, Mid Cap Value
   and Balanced Growth Funds................    $ 8    $26     $44       $99
    International Growth Fund ..............    $15    $47      --        --
=============================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except for a sales load and certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

THE TRUST

The PILLAR Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (each of these, a "Fund"). Each of the Funds is a diversified mutual fund, except for the International Growth Fund, which is a nondiversified mutual fund. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to Investment risks, including possible loss of the principal amount invested. See "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors."

INVESTMENT OBJECTIVES AND POLICIES

The Equity Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met. The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Equity Income Fund

The investment objective of this Fund is growth of capital consistent with an emphasis on current income There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Mid Cap Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, that in the Advisor's opinion, are significantly undervalued relative to the their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of mid cap issuers (i.e. companies with market capitalizations ranging between $250 million and $1.5 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e. companies with market capitalizations between $100 million and $250 million at the time of purchase).

The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. In addition, a maximum charge of 4% is imposed on the sale of Class B shares of each Fund. Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account ???? their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of each Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time. However, an order may be cancelled if the Custodian does not receive Federal funds before 12:00 noon, Eastern time, on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. An investor in the Class A shares of the Funds may not purchase shares by check. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. The purchase price of shares of each Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of each Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined daily as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. Although the methodology and procedures for determining net asset value are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses charged to Class B shares.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

Shareholders who desire to redeem shares of the Fund must place their redemption orders prior to 4:00 p.m., Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to shareholders on Class B shares will be reduced by the amount of any sales load paid on Class B shares.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The Pillar Funds

                 Investment Advisor:
                 United Jersey Bank
                 Investment Management Division,
                 a division of
                 United Jersey Bank


The Pillar Funds (the "Trust") consist of mutual fund portfolios
(collectively, the "Funds"; individually a "Fund") seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following equity and balanced funds:


  o  Equity Value Fund
  o  Equity Income Fund
  o  Mid Cap Value Fund
  o  Balanced Growth Fund
  o  International Growth Fund

                                     Class B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a Fund are referred to herein as "Shareholders").

CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

Sales charges are imposed by all Funds at the time of purchase.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995

CLASS B

                                 EXPENSE SUMMARY

                                                                         CLASS B

SHAREHOLDER TRANSACTION EXPENSES
(As a percentage of offering price)

-----------------------------------------------------------------------------------------------
                                         Equity     Equity   Mid Cap   Balanced International
                                          Value     Income    Value     Growth     Growth
                                          Fund       Fund      Fund      Fund       Fund
-----------------------------------------------------------------------------------------------

Maximum sales charge imposed
 on purchases...........................  .4.00%     4.00%     4.00%     4.00%     4.00%
===============================================================================================

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                         Equity     Equity   Mid Cap   Balanced International
                                          Value     Income    Value     Growth     Growth
                                          Fund       Fund      Fund      Fund       Fund
-----------------------------------------------------------------------------------------------

Advisory Fees (after fee waivers)(1)....  .49%       .47%      .47%      .46%       .90%
12b-1 Fees..............................  .25%       .25%      .25%      .25%       .25%
Other Expenses(2).......................  .31%       .33%      .33%      .34%       .60%
-----------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)................. 1.05%      1.05%     1.05%     1.05%      1.75%
===============================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class B of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to not more than 1.05% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operating expenses of Class B of the International Growth Fund to not more than 1.75% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Other Expenses for the International Growth Fund are based on estimated amounts for the current fiscal year.
(3) Absent fee waivers for the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds, Advisory Fees would be .75% for the Equity Growth, Equity Income, Mid Cap Value and Balanced Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.31%,1.33%, 1.33% and 1.34% and 1.85%, respectively, of such Funds' average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example
-------------------------------------------------------------------------------
                                            1 yr.    3 yrs.    5 yrs.   10 yrs.
-------------------------------------------------------------------------------
An investor in each Fund would pay the
  following expenses on a $1,000 investment assuming (1) 4% maximum sales charge,
  (2) 5% annual return and (3) redemption
  at the end of each time period:

  Equity Value, Equity Income, Mid Cap
  Value and Balanced Growth Funds........... $50       $72       $96     $163
  International Growth Fund ................ $57       $93        --       --
===============================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class B shares. The Trust also offers Class A shares of each Fund which are subject to the same expenses except there are no sales loads and distribution fees. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. In addition, a wire redemption charge of $10.00 is imposed for each redemption by wire. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase and Redemption of Shares."

Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD"). The Trust intends to operate the Class B distribution plan in accordance with its terms and with the NASD Rules concerning sales charges.

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (each of these, a "Fund"). Each of the Funds is a diversified mutual fund, except for the International Growth Fund, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or Insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, including possible loss of the principal amount invested. See "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors."

A sales charge is imposed by all Funds at the time of purchase. See "PURCHASE OF SHARES--Other Information Regarding Purchases."

INVESTMENT OBJECTIVES AND POLICIES

The Equity Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Equity Income Fund

The investment objective of this Fund is growth of capital consistent with an emphasis on current income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Mid Cap Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% headed by Trond Skramstad, Senior Vice President of WMC.

The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of
 .60% of the average daily net assets of the Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class B shares of the Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. As of December 31, 1994, the International Growth Fund had not commenced operations

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend dispursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.

The Class B shares of each Fund are subject to a distribution plan dated February 28, 1992 ("Class B Plan"). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class B shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholders services; or b) payments to financial institutions intermediaries such as banks (including United Jersey
Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

PURCHASE OF SHARES

Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company. Shares may also be purchased directly through the Distributor by mail, by telephone, or by wire.

Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $50.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time, on such Business Day.

Purchases Through Intermediaries

Customers should contact their Intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

Direct Purchases

By Mail

Investors may purchase shares of any Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Pillar Funds (Fund Name)," to the Distributor. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Distributor.

Account Application forms can be obtained by calling SEI Financial Services Company at 1-800-932-7782.

By Telephone or by Wire

If your Account Application has been previously received, you may also purchase shares by telephone or by wire. To buy shares by telephone or by wire, call SEI Financial Services Company toll-free at 1-800-538-0018.

Automatic Investment Plan (AIP)

A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by ACH from a checking accounting by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7782.

Other Information Regarding Purchases

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the "offering price").

Orders by telephone will not be executed until payment has been received. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. No certificates representing shares will be issued.

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. A Fund may use a pricing service to provide market next Business Day following receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by calling SEI Financial Services Company at 1-800-932-7782 who will add a wire redemption charge (presently $10.00) to the amount of the redemption. Shareholders may not close their accounts by telephone

Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

Systematic Withdrawal Plan (SWP)

The Funds offer a Systematic Withdrawal Plan which may be utilized by Shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $1,000 or more. Shareholders may elect to receive automatic payments by check or ACH of $50 or more on a monthly or quarterly basis. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7732.

Other Information Regarding Redemptions

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, as described above. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption.

At various times, any Fund may be requested to redeem shares for which it has not yet received good payment in connection with their purchase. In such circumstances, the forwarding of redemption proceeds may be delayed until such payment has been collected. The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities on a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem. at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in any Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of any Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least $1,000.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. Each Fund's performance may be compared to other funds or to relevant indices which may calculate total return without reflecting sales charges, in which case a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations. The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load paid on Class B shares.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Only a portion of such dividends from the Balanced Growth Fund will qualify for the dividends-received deduction otherwise available to corporate shareholders. No??????????

                                                Filed Pursuant to Rule 497(c)
                                                (File Nos. 33-44712 & 8116509)
The Pillar Funds

                 Investment Advisor:
                 United Jersey Bank Investment Management Division, a division of United Jersey Bank

The Pillar Funds (the "Trust") consist of mutual fund portfolios company seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following fund (the "Fund"):

     o U.S. Treasury Securities Plus Money Market Fund

The Fund's Shares are offered exclusively through the Money Desk of the Bank Investment Division of United Jersey Bank (the "Money Desk") on an agency basis and are available exclusively to customers of the Money Desk (persons who own shares of the Fund are referred to herein as "Shareholders").

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

An investment in the Fund is subject to investment risks, including possible loss of the principal amount invested.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of S1.00 per share.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995

                                 EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
                                                                  U.S. Treasury
                                                                 Securities Plus
                                                                  Money Market
                                                                      Fund

Advisory Fees (after fee waivers)(1) .........................       .05%

12b-1 fees....................................................       .03%
Other Expenses................................................       .47%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)...............       .55%
================================================================================
(1) The Advisor has agreed to voluntarily waive fees in an amount that operates to limit total operating expenses of the Fund to not more than .55% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent fee waivers, Advisory Fees would be 15% and Total Operating Expenses would be .65% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example

--------------------------------------------------------------------------------
                                            1 yr.    3 yrs.    5 yrs.   10 yrs.
--------------------------------------------------------------------------------
An investor in a Fund would pay the
  following expenses on a $1,000
  investment assuming (1) 5% annual
  return and (2) redemption at the end
  of each time period.....................   $6        $18       $31     $69
================================================================================
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD"). The Trust intends to operate the distribution plan in accordance with its terms and with the NASD Rules concerning sales charges.

THE TRUST

The Pillar Funds (the "Trust") is an open-end management investment company that has diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each fund represents an undivided, proportionate interest in that fund. This Prospectus relates to the Trust's U.S. Treasury Securities Plus Money Market Fund (each of these, a "Fund"). The Fund is a diversified mutual fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, including possible loss of the principal amount invested.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the investment objective of the Fund will be met.

The Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."

The U.S. Treasury Securities Plus Money Market Fund

The Fund will invest in (i) bills, notes and bonds issued by the U.S.
Treasury; (ii) separately traded interest and principal component parts of such obligations are transferable through the Federal Book Entry System (together, "U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S. Treasury Obligations.

For a description of the Fund's permitted investments, see "Description of Permitted Investments."

Securities Lending

The Fund may make short-term loans of its portfolio securities under contracts calling for collateral in cash or U.S. Government securities with a value at least equal to 102% of the value of the loaned securities. The Fund will continue to collect interest on the securities loaned and will also receive either interest, through investment of cash collateral, or a fee, if the collateral is U.S. Government securities. The Fund pays lending and other fees in connection with securities loans.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of the Fund. In addition, it is a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance the Fund will be able to do so. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.

The Fund has a distribution plan dated April 30, 1993 ("Plan"). As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee of .03% of the Fund's average daily net assets. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including United Jersey
Bank), savings and loan associations, insurance companies. and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distributor assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation.
In addition, financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and the Custodian receives federal funds before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.

The purchase price is the net asset value per share next computed after the order is effective. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchased shares are first entitled to dividends the day the purchase order is effective.

The minimum initial investment in the Fund is $100,000: however, the minimum investment may be waived at the Distributor's discretion.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order

For redemption orders received before 12:00 noon, Eastern time, payment will be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Distributor of the redemption order. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

The purchase price and the redemption price is expected to remain constant at $1.00 per share.

The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in fund securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

VOTED: That SEI Financial Management Corporation be, and it hereby is, appointed to serve as the Administrator of the Trust.

VOTED: That the form of the Administration Agreement presented to this meeting be, and it hereby is, approved; and that the proper officers of the Trust hereby are authorized to execute and deliver said Agreement on behalf of the Trust; provided, however, that the President or Secretary shall not execute and deliver said Agreement unless said Agreement shall have been approved by a majority of the outstanding units of beneficial interest of the Trust following the initial issuance of such shares.

VOTED: The SEI Financial Management Corporation be, and it hereby is, appointed to serve as the Transfer Agent of the Trust.


VOTED: That the form of the Transfer Agent Agreement presented to this meeting be, and it hereby is, approved; and that the proper officers of the Trust hereby are authorized to execute and deliver said Agreement on behalf of the Trust.

VOTED: That SEI Financial Services Company be, and it hereby is, appointed to serve as Distributor of units of beneficial interest of the Trust under the terms and conditions set forth in the Distribution Agreement presented to this meeting.

VOTED: That the form of Distribution Agreement presented to this meeting be, and it hereby is, approved, and that the proper officers of the Trust are hereby authorized to execute and deliver said Agreement on behalf of the Trust.

VOTED: That the form of Distribution Plan for Class B presented to this meeting be, and the same hereby is, approved.

FURTHER
VOTED: That the Distribution Plan for Class B be submitted to public shareholders of Class B at the first meeting of Shareholders which must be held within one year from the date shares of Class B are initially issued.

       Mr. Nesher then asked Mr. Grant to discuss with the Trustees various organizational matters. Mr. Grant first asked for consideration of establishment of the Trust's various

VOTED: That the proposed Rule 18f-3 plan presented to this meeting be, and it hereby is, approved as the Trust's Rule 18f-3 plan; and further

FURTHER
VOTED: That the proper officers of the Trust be and hereby are authorized to take whatever actions are necessary to effectuate the plan.

VOTED: That the amended Code of Ethics presented to this meeting be, and it hereby is, approved as the Code of Ethics of the Trust; and

FURTHER
VOTED: That the proper officers of the Trust be, and hereby are, authorized to identify all access persons, as defined in the Code of Ethics, who are under a duty to make reports to the Trust and to inform all such persons of such duty.

     Mr. Nesher asked Ms. Klass to discuss the insurance renewals proposed for the Trust. Ms. Klass directed the Trustees' attention to the SEI memorandum contained in the Board materials and the supplemental materials supplied by SEI's insurance consultant. Ms. Klass explained that both the Trust's fidelity bond and errors and omissions coverage was up for renewal. She explained that the fidelity bond coverage was joint coverage for 28 different investment companies for which SEI provided services, that the total amount of the bond was $43 million, and that the bond was co-insured by four different carriers. She responded to questions from the Trustees regarding the amount of additional coverage and the decreased premium rate for the proposed coverage, and discussed the allocation of premium to the Trust. Ms. Klass thereafter discussed the $25 million joint E&O policy. She explained that it was an aggregate policy and that the Trust's share of the premium would be $7,000. Ms. Klass responded to questions from Mr. Gustafson and members of the Board of Trustees regarding the insurance. Discussion followed. Thereafter, upon motion duly made and seconded, it was unanimously

VOTED: That the proper officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trust, a Joint Fidelity Bond on behalf of the Trust with the other investment companies managed by and/or affiliated with the Trust's Administrator; provided that the allocation of the premium be in accordance with a formula under which the Trust pays no more than its pro rata share of premium based on relative asset size and, in any event, the Trust would pay no more than the premiums of the individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trust.

VOTED: That the proper officers of the Trust hereby are authorized to execute and deliver an Agreement on behalf of the Trust regarding the allocation of premiums for [and/the] share of recovery from the Joint Fidelity Bond as required by Rule 17g-1(f) under the Investment Company Act of 1940.

VOTED: That the officers of the Trust are hereby directed to:

       (1) File with the Securities and Exchange Commission ("SEC") within 10 days after execution of any fidelity bond or amendment thereof (i) a copy of the bond, (ii) a copy of each resolution of the Board of Trustees, including a majority of the Trustees who are not "interested persons," approving the amount, type, form and coverage of each such bond and the portion of the premium to be paid by the Trust, (iii) a statement showing the amount the Trust would have provided or maintained had it not been named as an insured under a joint insured bond, (iv)